Exhibit 99.1

FOR IMMEDIATE RELEASE

Editor’s Contact:
Steve Sturgeon
QLogic Corporation
Phone: (949) 389-6268
steve.sturgeon@qlogic.com

Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com

QLOGIC REPORTS FIRST QUARTER
RESULTS FOR FISCAL YEAR 2005

Aliso Viejo, Calif., July 14, 2004 – QLogic Corporation (Nasdaq:QLGC), the company that powers storage area networks (SANs), today announced its first quarter financial results for the period ended June 27, 2004.

Net revenues for the first quarter of fiscal 2005 were $129.8 million and increased 3% from the $126.2 million reported in the comparable quarter last year. Fibre Channel product revenues for the first quarter of fiscal 2005 were $104.8 million and represented 81% of the Company’s total revenue. Fibre Channel product revenues for the first quarter were up 12% from the comparable quarter last year. Net income on a GAAP basis for the first quarter of fiscal 2005 was $32.2 million, or $0.34 per share on a diluted basis, and increased 2% from the $31.7 million, or $0.33 per share on a diluted basis, reported in the first quarter of last year.

During the first quarter of fiscal 2005, net revenues increased 1% sequentially from the $128.3 million reported in the fourth quarter of fiscal 2004. Fibre Channel product revenues for the first quarter of fiscal 2005 were up 4% sequentially from the fourth quarter of fiscal 2004. First quarter net income on a GAAP basis declined 2% from the $32.9 million, or $0.34 per share on a diluted basis, reported in the fourth quarter of fiscal 2004.

The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. These non-GAAP measures include an adjustment for merger related stock compensation charges. A description of the purpose and benefit of such non-GAAP financial information is presented below and a reconciliation between the GAAP and non-GAAP measures is included in the accompanying financial data.

Non-GAAP net income for the first quarter of fiscal 2005 was $34.0 million, or $0.36 per share on a diluted basis, and increased 1% from the $33.8 million, or $0.35 per share on a diluted basis, reported in the first quarter of last year. Non-GAAP net income for the first quarter of fiscal 2005 declined 2% sequentially from the $34.7 million, or $0.36 per share on a diluted basis, reported for the fourth quarter of fiscal 2004.

“We are pleased that once again QLogic achieved overall sequential growth in revenue during the first quarter of fiscal 2005,” said H.K. Desai, the Company’s chairman, chief executive officer and president. “Our strategies to continue the momentum of our financial performance include investment in emerging technologies, increased market share through superior products, time-to-market delivery, and diversification in the markets we address. The execution of these strategies combined with sound fiscal management will position us to provide above market results.”

The Company generated $44 million in cash from operations during the first quarter of fiscal 2005 and used $40 million to purchase its common stock pursuant to the Company’s initial $100 million stock repurchase program, which was completed in May 2004. The Company recently announced a new $100 million stock repurchase program which commenced on July 1, 2004 and will continue for two years through June 30, 2006. The Company’s balance sheet at the end of the first quarter of fiscal 2005 was highlighted by $738 million of cash and short-term investments.

QLogic’s fiscal 2005 first quarter conference call is scheduled today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chairman of the board, chief executive officer and president, and Tony Massetti, vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com or via CCBN. Phone access to participate in the conference call is available at (719) 457-2650, pass code: 795800.

The quarterly financial information that the Company intends to discuss during the conference call is included in this press release and will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. To listen to a webcast replay of the conference call, please visit the Investor Relations section of the Company’s website at www.qlogic.com. The webcast replay will be available for 12 months following the conference call. An audio replay of the conference call will also be available through July 28, 2004 by calling (719) 457-0820, pass code: 795800.

Non-GAAP Financial Measurements

The non-GAAP net income and related net income per share amounts supplement the corresponding financial measurements computed in accordance with generally accepted accounting principles (GAAP) and exclude non-cash merger related stock compensation charges. The Company has provided these non-GAAP financial measures to assist investors to better understand the Company’s core operating performance and to enhance comparisons of its core operating performance with historical periods and the operating performance of its competitors. Items excluded from non-GAAP financial measurements are also excluded by management in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. In addition, the Company prepares and maintains its budgets and forecasts of future periods on a basis consistent with these non-GAAP financial measurements. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

Powered by QLogic

Since 1993, over 50 million QLogic products have shipped inside servers, workstations, RAID subsystems, tape libraries, disk and tape drives. These products were delivered to small, medium and large enterprises around the world. Powering solutions from leading companies like Cisco, Dell, EMC, Fujitsu, Hitachi, HP, IBM, Network Appliance, Quantum, StorageTek and Sun Microsystems, the broad line of QLogic controller chips, host bus adapters, network switches and management software move data from storage devices through the network fabric to servers. A member of the S&P 500 and NASDAQ 100, QLogic was named to the following during fiscal year 2004: (i) Fortune’s 100 Fastest Growing Companies list for the fourth consecutive year; (ii) Forbes’ Best 200 Small Companies for the fifth consecutive year; and (iii) Business Week’s list of 100 Hot Growth Companies. For more information visit www.qlogic.com.

Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.

Disclaimer — Forward Looking Statements

This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: the volatility of the Company’s stock price; fluctuations in operating results; the dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the dependence on relationships with certain silicon chip suppliers and other subcontractors; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; changes in semiconductor foundry capacity; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by rapid growth and expansion; the ability to attract and retain key personnel; the ability to protect proprietary rights or to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; decreasing effectiveness of equity compensation in employee retention; charter documents and stockholder rights plan that may discourage a business combination; and facilities located in areas subject to earthquakes.

More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports, filed or to be filed with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS

(unaudited — in thousands, except per share amounts)

Consolidated GAAP Results

	Three Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,
	2004	2004	2003
Net revenues	$129,811	$128,294	$126,235
Gross profit	89,856	89,249	84,233
Operating income	48,288	48,625	45,678
Net income	32,203	32,864	31,676
Net income per share — diluted	0.34	0.34	0.33
Weighted average common shares outstanding — diluted	94,107	95,798	96,002

Consolidated Results Including Non-GAAP Adjustments

	Three Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,
	2004	2004	2003
Net revenues	$129,811	$128,294	$126,235
Gross profit	89,856	89,249	84,233
Operating income	50,111	50,494	47,790
Net income	34,026	34,733	33,788
Net income per share — diluted	0.36	0.36	0.35
Weighted average common shares outstanding — diluted	94,107	95,798	96,002

QLOGIC CORPORATION

SUMMARY CONSOLIDATED RESULTS OF OPERATIONS (continued)

(unaudited — in thousands)

Description of Non-GAAP Adjustments

A summary of the non-GAAP adjustments reported by QLogic is as follows:

	Three Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,
	2004	2004	2003
Merger related stock compensation charges	$1,823	$1,869	$2,112

Non-GAAP Financial Measurements

In addition to the results presented throughout this document in accordance with generally accepted accounting principles (GAAP), the Company has provided non-GAAP measurements, which present operating results on a basis including certain non-GAAP adjustments. Details of these adjustments are presented in the table above.

The Company has provided these non-GAAP financial measures to assist investors to better understand the Company’s core operating performance and to enhance comparisons of its core operating performance with historical periods and the operating performance of its competitors. Management uses the non-GAAP operating results in its evaluation of the core operating performance of the Company and in its evaluation of trends between fiscal periods. In addition, the Company prepares and maintains its budgets and forecasts of future periods on a basis consistent with these non-GAAP operating results. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended June 27, 2004			Three Months Ended June 29, 2003
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Net revenues	$129,811	$—	$129,811	$126,235	$—	$126,235
Cost of revenues	39,955	—	39,955	42,002	—	42,002

Gross profit	89,856	—	89,856	84,233	—	84,233
Operating expenses:
Engineering and development	23,155	(1,823)	21,332	22,735	(2,112)	20,623
Sales and marketing	14,200	—	14,200	11,729	—	11,729
General and administrative	4,213	—	4,213	4,091	—	4,091

Total operating expenses	41,568	(1,823)	39,745	38,555	(2,112)	36,443

Operating income	48,288	1,823	50,111	45,678	2,112	47,790
Interest and other income	3,633	—	3,633	5,412	—	5,412

Income before income taxes	51,921	1,823	53,744	51,090	2,112	53,202
Income taxes	19,718	—	19,718	19,414	—	19,414

Net income	$32,203	$1,823	$34,026	$31,676	$2,112	$33,788

Net income per share:
Basic	$0.34	$0.02	$0.36	$0.34	$0.02	$0.36
Diluted	$0.34	$0.02	$0.36	$0.33	$0.02	$0.35
Number of shares used in per share computations:
Basic	93,346	—	93,346	94,017	—	94,017
Diluted	94,107	—	94,107	96,002	—	96,002

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended June 27, 2004			Three Months Ended March 28, 2004
	GAAP	Non-GAAP	Non-GAAP	GAAP	Non-GAAP	Non-GAAP
	Results	Adjustments	Results	Results	Adjustments	Results
Net revenues	$129,811	$—	$129,811	$128,294	$—	$128,294
Cost of revenues	39,955	—	39,955	39,045	—	39,045

Gross profit	89,856	—	89,856	89,249	—	89,249
Operating expenses:
Engineering and development	23,155	(1,823)	21,332	22,024	(1,869)	20,155
Sales and marketing	14,200	—	14,200	14,941	—	14,941
General and administrative	4,213	—	4,213	3,659	—	3,659

Total operating expenses	41,568	(1,823)	39,745	40,624	(1,869)	38,755

Operating income	48,288	1,823	50,111	48,625	1,869	50,494
Interest and other income	3,633	—	3,633	4,381	—	4,381

Income before income taxes	51,921	1,823	53,744	53,006	1,869	54,875
Income taxes	19,718	—	19,718	20,142	—	20,142

Net income	$32,203	$1,823	$34,026	$32,864	$1,869	$34,733

Net income per share:
Basic	$0.34	$0.02	$0.36	$0.35	$0.02	$0.37
Diluted	$0.34	$0.02	$0.36	$0.34	$0.02	$0.36
Number of shares used in per share computations:
Basic	93,346	—	93,346	94,367	—	94,367
Diluted	94,107	—	94,107	95,798	—	95,798

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	Jun. 27, 2004	Mar. 28, 2004
ASSETS
Current assets:
Cash and cash equivalents	$173,946	$156,593
Short-term investments	564,066	586,441
Accounts receivable, net	67,205	67,355
Inventories	22,339	20,935
Other current assets	22,390	22,256

Total current assets	849,946	853,580
Property and equipment, net	67,978	67,224
Other assets	7,511	7,711

	$925,435	$928,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,130	$18,570
Accrued compensation	12,543	18,849
Income taxes payable	26,131	10,691
Other liabilities	13,007	12,687

Total current liabilities	69,811	60,797
Total stockholders’ equity	855,624	867,718

	$925,435	$928,515

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Three Months Ended
	Jun. 27,	Jun. 29,
	2004	2003
Cash flows from operating activities:
Net income	$32,203	$31,676
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,642	3,629
Deferred income taxes	212	1,184
Tax benefit from issuance of stock under stock plans	33	3,884
Amortization of deferred stock-based compensation	187	475
Provision for losses on accounts receivable	399	—
Loss on disposal of property and equipment	—	82
Changes in operating assets and liabilities:
Accounts receivable	(249)	(10,546)
Inventories	(1,404)	(353)
Other assets	(146)	674
Accounts payable	(440)	4,428
Accrued compensation	(6,306)	5,966
Income taxes payable	15,440	9,925
Other liabilities	320	1,220

Net cash provided by operating activities	43,891	52,244

Cash flows from investing activities:
Purchases of marketable securities	(221,045)	(267,926)
Sales and maturities of marketable securities	237,729	235,315
Additions to property and equipment	(4,396)	(5,732)

Net cash provided by (used in) investing activities	12,288	(38,343)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	1,182	4,854
Purchase of treasury stock	(40,008)	—

Net cash provided by (used in) financing activities	(38,826)	4,854

Net increase in cash and cash equivalents	17,353	18,755
Cash and cash equivalents at beginning of period	156,593	137,810

Cash and cash equivalents at end of period	$173,946	$156,565

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the Company’s revenue components is as follows:

	Three Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,
	2004	2004	2003
Fibre Channel products	$104,792	$100,597	$93,482
SCSI products	24,083	25,323	32,309
Other	936	2,374	444

	$129,811	$128,294	$126,235

Geographic Revenues

Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended
	Jun. 27,	Mar. 28,	Jun. 29,
	2004	2004	2003
United States	$53,516	$56,344	$57,126
International	76,295	71,950	69,109

	$129,811	$128,294	$126,235